UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2026

Sports Entertainment Gaming Global Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-38508	No. 81-1996183
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5049 Edwards Ranch Road, 4th Floor, Fort Worth, Texas	71609
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (737) 587-3391

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SEGG	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at a purchase price of $2,300.00	LTRYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On February 23, 2026, Sports Entertainment Gaming Global Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to report entry into materially definitive agreements and the completion of the acquisition for controlling interest in Veloce Esports Limited, a private company in England and Wales (“Veloce”). The Company is hereby filing this Current Report on Form 8-K/A (the “Amendment”) to amend Item 9.01 of the Original Report to present the required financial statements and pro forma financial information. Except for the filing of such financial statements and pro forma financial information, this Amendment does not modify or update the Original Report.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The unaudited financial statements of Sports Entertainment Gaming Global Corporation as of and for the year ended December 31, 2025, and the related notes are filed herewith as Exhibit 99.1 and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Company, giving effect to the acquisition of Veloce, which includes the unaudited pro forma condensed consolidated balance sheet as of December 31, 2025 and the unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2025, and the related notes, are incorporated herein by reference as Exhibit 99.1 hereto.

The pro forma financial information included in this Amendment has been presented for informational purposes only and is not necessarily indicative of the combined financial position or results of operations that would have been realized had the acquisition of Veloce occurred as of the dates indicated, nor is it meant to be indicative of any anticipated combined financial position or future results of operations that the Company will experience after the acquisition of Veloce.

(d) Exhibits.

Exhibit No.	Description

10.70*	Share Purchase Agreement by and between Sports Entertainment Gaming Global Corporation and Daniel Bailey for the Purchase of Veloce Esports Limited dated February 18, 2026
10.71*	Share Purchase Agreement by and between Sports Entertainment Gaming Global Corporation and Darryl Eales for the Purchase of Veloce Esports Limited dated February 18, 2026
10.72*	Share Purchase Agreement by and between Sports Entertainment Gaming Global Corporation and Andrew Webb for the Purchase of Veloce Esports Limited dated February 18, 2026
10.73*	Share Purchase Agreement by and between Sports Entertainment Gaming Global Corporation and James Maclaurin for the Purchase of Veloce Esports Limited dated February 18, 2026
10.74*	Share Purchase Agreement by and between Sports Entertainment Gaming Global Corporation and Jack Clarke for the Purchase of Veloce Esports Limited dated February 18, 2026
10.75*	Share Purchase Agreement by and between Sports Entertainment Gaming Global Corporation and MPA Creative Limited for the Purchase of Veloce Esports Limited dated February 18, 2026
10.76*	Share Purchase Agreement by and between Sports Entertainment Gaming Global Corporation and Crimson Swordblade Limited for the Purchase of Veloce Esports Limited dated February 18, 2026
99.1*	The unaudited pro forma condensed combined financial information of the Company, giving effect to the acquisition of Veloce Esports Limited, which includes the unaudited pro forma condensed combined balance sheet as of December 31, 2025 and the unaudited pro forma condensed
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Sports Entertainment Gaming Global Corporation

Date: May 05, 2026	By:	/s/ Robert J. Stubblefield
Robert J. Stubblefield
Chief Financial Officer and [Interim] CEO & President